SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 23, 2008

Boston Private Financial Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-17089	04-2976299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

Ten Post Office Square, Boston, Massachusetts 02109

(Address of principal executive offices)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 23, 2007, Boston Private Financial Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year end 2007 (the “Earnings Press Release”). The full text of the Earnings Press Release containing this information is furnished with this Current Report on Form 8-K as Exhibit 99.1.

In connection with issuing the Earnings Press Release, the Company also made available a presentation that includes certain additional information relating to the Company’s credit quality (the “Credit Quality Supplement”). The Credit Quality Supplement is furnished with this Current Report on Form 8-K as Exhibit 99.2

The information in the preceding paragraph, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b)

On January 23, 2008, the Board of Directors and Peter C. Bennett confirmed that Mr. Bennett did not intend to stand for re-election to the Company’s Board of Directors when his current term expires at the Company’s 2008 Annual Meeting of Shareholders.

Item 7.01	Regulation FD Disclosure

On January 23, 2008 the Company disclosed in its Earnings Press Release an additional incremental non-cash impairment charge at Dalton, Greiner, Hartman, Maher & Co., LLC and its effect on the fourth quarter results. The full text of the Earnings Press Release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference in its entirety.

The Earnings Press Release and the information contained therein is furnished pursuant to Item 7 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of Boston Private under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by Boston Private that the information contained herein (including the exhibits hereto) is material or that the dissemination of such information is required by Regulation FD.

Forward-looking statements include all statements, estimates, projections, expectations or predictions about future events and often include words such as “estimate,” “projects,” “anticipates,” “will,” “targets,” “expects,” and other words or expressions indicating statements about the future. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are in some cases beyond the control of Boston Private, and which may cause the actual results, performance or achievements of Boston Private to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Boston Private disclaims any obligation to update any of the forward-looking statements contained herein to reflect future events or developments.

Item 9.01	Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit
99.1	Earnings Press Release dated January 23, 2008

99.2	Credit Quality Supplement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

	By:	/s/ David J. Kaye
	Name:	David J. Kaye
	Title:	Chief Financial Officer

Date: January 23, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Earnings Press Release dated January 23, 2008

99.2	Credit Quality Supplement